Leases-Lessee	12 Months Ended
Mar. 31, 2015
Leases-Lessee

(11) Leases—Lessee

Advantest has several noncancelable operating leases, primarily for office space and office equipment. Rent expense, including rental payments for cancelable leases, for the years ended March 31, 2013, 2014 and 2015 was ¥1,800 million, ¥2,039 million and ¥2,108 million, respectively.

Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of March 31, 2015 are as follows:

Year ending March 31	Yen (Millions)
2016	¥1,147
2017	945
2018	856
2019	719
2020	635
Thereafter	1,552

5,854
Less sublease income to be received in the future under noncancelable subleases	382

Net minimum lease payments	¥5,472